UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ 85054

(Address of principal executive offices, including zip code)

(623) 932-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement

On October 25, 2017 (the “Effective Date”), Inventure Foods, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Utz Quality Foods, LLC, a Delaware limited liability company (“Parent”), and Heron Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will (and Parent will cause Merger Sub to) commence a tender offer (the “Offer”) to purchase any and all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Shares”), at a price per Share of $4.00, net to the seller in cash (the “Offer Price”), without interest and subject to any required withholding of taxes.

The Offer will initially remain open for twenty (20) business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived by Parent or Merger Sub to the extent waivable by Parent or Merger Sub, Merger Sub may, in its sole discretion, extend the Offer on one or more occasions of up to ten (10) business days per extension to permit the satisfaction of any conditions to the Offer. Likewise, subject to certain conditions and upon the Company’s request, Parent will cause Merger Sub to extend the Offer for up to two additional periods of up to ten (10) business days per extension to permit the satisfaction of any conditions to the Offer.  In either case, without the consent of both the Company and Parent, the Offer may not be extended beyond January 15, 2018.

Following the consummation of the Offer, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of Parent (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the General Corporation Law of the State of Delaware (“DGCL”), without a meeting or vote of the Company’s stockholders. The Merger will be effected as soon as practicable (and in any event within three business days) after the satisfaction or waiver of such customary conditions, which the Company and Parent anticipate will occur as soon as practicable following the acceptance of the Shares validly tendered and not properly withdrawn in the Offer.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than any Cancelled Shares (as defined in the Merger Agreement) and any Dissenting Shares (as defined in the Merger Agreement)) will be automatically converted into the right to receive the Offer Price (the “Merger Consideration”), without interest and subject to any required withholding taxes.  Each Company option outstanding as of immediately prior to the effective time of the Merger, whether or not then vested, will be cancelled and converted into the right to receive, for each vested share of the Company’s common stock subject to such option, an amount in cash, without interest and less applicable withholding taxes, equal to the excess, if any, of the Merger Consideration over the per share exercise price of such option.  Each Company restricted share unit award and performance share unit award as of immediately prior to the effective time of the Merger, whether or not then vested, will be cancelled and converted into the right to receive, for each vested share of the Company’s common stock subject to such restricted share unit award or performance share unit, an amount in cash, without interest and less applicable withholding taxes, equal to the product of (i) the number of vested shares of the Company’s common stock subject to such Company restricted share unit award or performance share unit award, and (ii) the Merger Consideration.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including, among others, (i) Shares having been validly tendered and not validly withdrawn that represent, together with the Shares then owned by Parent or Merger Sub, at least a majority of the then outstanding Shares (determined on a fully diluted basis), (ii) the expiration of the waiting period applicable to the Offer and the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, injunction, judgment, legal proceeding or other legal restraint that prohibits or makes illegal the consummation of the Offer or the Merger, (iv) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (subject, in certain representations and warranties, to having a Company Material Adverse Effect (as defined in the Merger Agreement) and materiality qualifiers), (v) the Company’s performance in all material respects of its obligations under the Merger Agreement, (vi) Parent’s receipt of a certificate signed on behalf of the Company to the effect that the conditions set forth in subparts (iv) and (v) have been satisfied, (vii) the absence, since the date of the Merger Agreement, of a Company Material Adverse Effect, and (viii) the receipt or giving of certain third party approvals, consents, notices and waivers.  Neither the Offer nor the Merger is subject to a financing condition.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will do all things reasonably necessary or desirable to cause the Offer and the Merger to be consummated.

The Merger Agreement also contains a customary “no solicitation” provision that, subject to certain exceptions, restrict the Company’s ability to (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or discussions that could reasonably be expected to lead to a takeover proposal or (ii) engage, continue or participate in discussions or negotiations with, furnish any information relating to the Company to, or approve, adopt, recommend, or enter into any agreement with, a third party in connection with a third-party takeover proposal. The “no solicitation” provision is subject to a “fiduciary out” that permits the Company, under certain circumstances and in compliance with certain obligations, to terminate the Merger Agreement and accept a Company Superior Proposal (as defined in the Merger Agreement) upon payment to Parent of the termination fee discussed below.

Prior to the acceptance of Shares by Merger Sub in the Offer, the Company’s Board of Directors (the “Board”) may, among other things, change its recommendation that the Company’s stockholders accept the Offer and tender their Shares in the Offer in connection with (i) a bona fide, unsolicited takeover proposal that did not result from a breach of the “no solicitation” provision, or (ii) an event or development that was not known to, or reasonably foreseeable by, the Board as of the date of the Merger Agreement, in each case subject to the Company complying with the procedures in the Merger Agreement.

The Merger Agreement also contains certain customary termination rights for both Parent and the Company, including, among others, (i) the ability of either Parent or the Company to terminate the Merger Agreement if the Offer is not consummated on or before January 15, 2018, (ii) the ability of the Company to terminate the Merger Agreement, under certain circumstances and in compliance with certain obligations, to enter into an agreement for an alternative transaction that constitutes a Company Superior Proposal (as defined in the Merger Agreement), or (iii) the ability of Parent to terminate the Merger Agreement due to a change in the recommendation of the Board with respect to the Offer or upon the Company’s public announcement of its intention to enter into an alternative transaction. Upon termination of the Merger Agreement in specified circumstances, including clauses (ii) and (iii) above, the Company is required to pay Parent a termination fee of $5,000,000.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement and the Offer Closing Date or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

If the Merger is consummated, the Company’s common stock will be delisted from the NASDAQ Global Select Market and deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”).

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Limited Waiver, Consent and Seventh Amendment to BSP Credit Agreement

On October 25, 2017, the Company and certain of its subsidiaries (collectively with the Company, the “Borrowers”) entered into a Limited Waiver, Consent and Seventh Amendment to Credit Agreement (the “Seventh Amendment”) with BSP Agency, LLC (“BSP”) and the lenders (the “Lenders”) from time to time a party to the Credit Agreement (defined below), which further amended the Credit Agreement, dated as of November 18, 2015, by and among the Borrowers, the Lenders, and BSP (as amended from time to time, the “Credit Agreement”). Under the terms of the Seventh Amendment, the Lenders agreed to (i) a further extension of the temporary waiver of the requirement under the Credit Agreement to deliver audited financial statements without a going concern opinion from October 31, 2017 to January 15, 2018, (ii) a temporary waiver of the financial covenants the Company was required to comply with under the Credit Agreement until January 15, 2018, (iii) amend certain other provisions of the Credit Agreement and (iv) consent to the Company’s entering into the Merger Agreement and consummation of the Offer and the Merger, provided that the net proceeds are applied to prepay in full the loans and all other amounts due under the Credit Agreement. In addition, the Lenders agreed to provide the Company $5 million of additional financing in the form of a term loan, payable in equal monthly installments of $12,500, commencing on December 30, 2017, with the balance due and payable on December 29, 2020. The net proceeds of this new $5 million loan will be used for paying interest on outstanding indebtedness under the Credit Agreement and payment of trade payables in the ordinary course of business, subject to certain restrictions in the Credit Agreement.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

On October 26, 2017, the Company issued a press release with Parent announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

This Current Report on Form 8-K is being filed in accordance with the requirements of the Exchange Act and is neither a recommendation, an offer to purchase nor a solicitation of an offer to sell any securities of the Company. The tender offer described in this document and the exhibits filed herewith has not yet commenced. This document is provided for informational purposes only. At the time the tender offer is commenced, Parent and Merger Sub will file with the United States Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of the Company’s stock at no expense to them. Those documents may be obtained without charge at the SEC’s website at www.sec.gov or by directing a request to the Merger Sub or its agent for the tender offer as will be set forth in the tender offer documents.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including involving the consummation of the Merger, in addition to historical information. The Company uses words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking forward,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and “would” or any variations of these words or other words with similar meanings to identify such forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements may relate to such matters as the Company’s industry, business strategy, goals and expectations concerning the Company’s market position, future operations, future performance or results, margins, profitability, capital expenditures, liquidity and capital resources, interest rates and other financial and operating information and the outcome of contingencies such as legal and administrative proceedings. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer and the Merger; (ii) the risk that the Offer or the Merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses; (vii) risks regarding the failure to obtain the necessary financing to complete the transactions contemplated by the Merger Agreement; (viii) risks related to the debt financing arrangements entered into in connection with the Merger Agreement; (ix) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (x) risks related to diverting management’s attention from the Company’s ongoing business operations; (xi) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability and (xii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2016 and any subsequent Forms 10-Q. Any forward-looking statement made by the Company in this communication speaks only as of the date hereof. Factors or events that could affect the transactions contemplated by the Merger Agreement or cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of October 25, 2017, by and among Inventure Foods, Inc., Utz Quality Foods, LLC and Heron Sub, Inc.

10.1

Limited Waiver, Consent and Seventh Amendment to Credit Agreement, dated as of October 25, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and BSP Agency, LLC, as the administrative agent for each member of the Lender Group (as defined therein).

99.1	Press Release, dated October 26, 2017.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

EXHIBIT INDEX

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of October 25, 2017, by and among Inventure Foods, Inc., Utz Quality Foods, LLC and Heron Sub, Inc.

10.1

Limited Waiver, Consent and Seventh Amendment to Credit Agreement, dated as of October 25, 2017, by and among Inventure Foods, Inc. and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and BSP Agency, LLC, as the administrative agent for each member of the Lender Group (as defined therein).

99.1	Press Release, dated October 26, 2017.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2017	INVENTURE FOODS, INC.

	By:	/s/ Steve Weinberger
	Name:	Steve Weinberger
	Title:	Chief Financial Officer